UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 3, 2011

POWERSHARES DB G10 CURRENCY HARVEST FUND

(Exact Name of Registrant as Specified in its Charter)

PowerShares DB G10 Currency Harvest Fund – Delaware	16-6562496
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number)

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33020

(Commission File Number)

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01. Other Events.

PowerShares DB G10 Currency Harvest Fund (the “Fund”) was organized as a Delaware statutory trust. DB G10 Currency Harvest Master Fund (the “Master Fund”) was organized as a Delaware statutory trust. As promptly as reasonably practicable after the determination of the net asset value of the Master Fund on December 31, 2010, the Master Fund was dissolved and all of the assets of the Master Fund were distributed to the Fund (the “Consolidation”).

DB Commodity Services LLC (the “Managing Owner”) serves as the managing owner of the Fund and also served as the Managing Owner of the Master Fund.

Consolidation of the Fund and Master Fund

The purpose underlying the Fund/Master Fund structure was to enable the Fund to be classified as a “grantor trust” for U.S. federal income tax purposes. As a result, investors would not receive Schedule K-1s with respect to their investments in the Fund. However, due to subsequent IRS interpretations of the Internal Revenue Code, the Fund is now required to distribute Schedule K-1s to its investors. Therefore, the original purpose underlying the Fund/Master Fund structure has been frustrated.

In light of the foregoing, the Managing Owner determined that it would be in the best interest of the Fund and its shareholders to dissolve the Master Fund and have the Fund perform all of the functions previously performed by the Master Fund. Accordingly, as promptly as practicable after the determination of the net asset value of the Master Fund on December 31, 2010, the Master Fund transferred all of its assets to the Fund and terminated. Effective January 1, 2011, the reorganized Fund will perform all necessary functions in order to continue in the normal course of business.

A Second Amended and Restated Declaration of Trust and Trust Agreement of the Fund dated December 31, 2010, that will govern the operation of the business of the Fund going forward, is being filed on January 3, 2011 as Exhibit 4.1.2 to the registration statement of the Fund.

The Consolidation is not expected to have any adverse effect on the Fund’s shares or shareholders.

Each defined term used and not otherwise defined herein shall have the meaning assigned to each term as provided in the Prospectus dated January 3, 2011.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON THE FUND’S PRESENT BELIEFS AND EXPECTATIONS, BUT THEY ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND THE FUND’S CONTROL.

FOR THESE AND OTHER REASONS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS FORM 8-K.

EXCEPT AS REQUIRED BY LAW, THE MANAGING OWNER DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB G10 Currency Harvest Fund

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Michael Gilligan
Name: Michael Gilligan Title: Principal Financial Officer

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein Title: Chief Operating Officer

Date: January 3, 2011